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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 25, 2003

                                MANOR CARE, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            1-10858                  34-1687107
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


333 N. Summit Street, Toledo, Ohio                           43604-2617
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (419) 252-5500


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 25, 2003, Manor Care, Inc. issued a news release to report its financial results for the second quarter of 2003. A copy of this press release is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit.


     99.1       Press Release dated July 25, 2003 issued by Manor Care, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Manor Care, Inc.
                               (Registrant)

Date: July 25, 2003            By:    /s/ Geoffrey G. Meyers
                                      -------------------------------------
                                      Geoffrey G. Meyers
                                      Executive Vice President and Chief
                                      Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

99.1         Press Release dated July 25, 2003 issued by Manor Care, Inc.